SUPPLEMENT TO THE PROSPECTUSES AND
STATEMENT OF ADDITIONAL INFORMATION
OF
WELLS FARGO ALTERNATIVE FUNDS
For the Wells Fargo Alternative Risk Premia Fund (the “Fund”)

The Fund is closed to new investors, except that Class R6 shares may be purchased by funds of funds managed by Wells Fargo Funds Management, LLC.

July 15, 2019	AL6R079/P707SP